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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           November 7, 2000
                                                 --------------------------


         VION PHARMACEUTICALS, INC.
--------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                        0-26534                13-3671221
------------------------------      ---------------       --------------
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)          Identification No.)


     4 Science Park, New Haven, CT                                06511
----------------------------------------                        -------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:       (203) 498-4210
                                                     -------------------


         Not Applicable
------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         In a press release dated November 6, 2000, Vion Pharmaceutical Inc. (the "Company") announced the final results from the Company's 2000 Annual Meeting of Stockholders, which was held on October 23, 2000.

         The Company also announced that a copy of the corporate slide presentation, presented at the Annual Meeting, highlighting the affairs of the Company can be found on the Company's website, effective November 7, 2000.

         A copy of the press release is attached as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

                  Exhibit 99.1 Press release dated November 6, 2000 reporting the results from the Company's 2000 Annual Meeting of Stockholders, held on October 23, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VION PHARMACEUTICALS, INC.



Date: November 7, 2000              By:   /s/ Alan Kessman
                                          ------------------
                                    Name: Alan Kessman
                                    Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX


99.1 Press release dated November 6, 2000 reporting the results from the Company's 2000 Annual Meeting of Stockholders, held on October 23, 2000.


                         STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'